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                                                               EXHIBIT 10.3.1


                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                          WESTERN STAFF SERVICES, INC.
                                       AND
                                W. ROBERT STOVER




     The Employment Agreement by and between Western Staff Services, Inc. ("Employer") and W. Robert Stover ("Employee") is hereby amended as follows effective November 2, 1996:

     1. Section 3(a) is hereby amended to reflect the current annual compensation of $250,000 payable by Employer to Employee.

     2.   Section 4(b) is hereby deleted in its entirety.

     All other terms and conditions of the above-referenced Employment Agreement shall remain in full force and effect unless otherwise amended herein.


EMPLOYER:

Western Staff Services, Inc.


By:  /s/ Harvey L. Maslin
     ---------------------------------------------------
     Harvey L. Maslin
     Vice Chairman and Chief Administrative Officer


By:  /s/ Paul A. Norberg
     ----------------------------------------------------
     Paul A. Norberg
     Executive Vice President and Chief Financial Officer


EMPLOYEE:


/s/ W. Robert Stover
----------------------------
W. Robert Stover